UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2021

Avon Products, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-4881	13-0544597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Building 6, Chiswick Park London W4 5HR United Kingdom
(Address of Principal Executive Offices)

+44-1604-232425
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 21, 2021, in connection with the previously announced solicitation of consents (the “Consent Solicitation”) by Avon Products, Inc. (the “Company”) to amend the indenture (the “Indenture”) governing the Company’s outstanding 5.000% Notes due 2023 (the “2023 Notes”), the Company and Deutsche Bank Trust Company Americas, as trustee under the Indenture, entered into a supplemental indenture to the Indenture (the “Supplemental Indenture”). The Supplemental Indenture was executed following receipt of the requisite consents, and makes the following amendments to the Indenture:

(i)	amendment of the definition of “GAAP” in the Indenture so that the term encompasses not only U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) but also International Financial Reporting Standards (“IFRS” and together with U.S. GAAP, “GAAP”) as issued by the International Accounting Standards Board, (the “Accounting Standards Amendment”); and

(ii)	amendment of the covenants regarding reporting and the provision of information in the Indenture so that (x) the Company shall only be required to furnish to the holders of the 2023 Notes (the “Holders”) the Company’s annual audited consolidated financial statements prepared in accordance with GAAP not later than 120 days after the close of its fiscal year and its interim unaudited quarterly financial statements for each of the first three quarters of the fiscal year not later than 90 days after the close of fiscal quarter, instead of the information which the Indenture previously required to be furnished by the Company, and (y) from the date that the Company’s obligations with respect to the 2023 Notes are guaranteed by Natura &Co Holding S.A. (“Natura &Co Holding”) and Natura &Co Holding becomes party to the Indenture, only Natura &Co Holding (instead of the Company) shall be required to furnish to Holders Natura &Co Holding’s annual audited consolidated financial statements prepared in accordance with GAAP not later than 120 days after the close of Natura &Co Holding’s fiscal year and Natura &Co Holding’s interim unaudited quarterly financial statements for each of the first three quarters of the fiscal year not later than 90 days after the close of fiscal quarter, instead of the information which the Indenture previously required to be furnished by the Company (the “Reporting Amendment” and, together with the Accounting Standards Amendment and certain other amendments permitted by the Consent Solicitation, the “Amendments”).

The foregoing description of the Amendments effected by the Supplemental Indenture and of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, attached hereto as Exhibit 4.1, and incorporated herein by reference.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

The disclosure required by this Item is included in Item 1.01 and is incorporated herein by reference.

Forward-Looking Information

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are not historical facts or information that may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “forecast,” “plan,” “believe,” “may,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “can,” “expectation,” “could,” “will,” “would” and similar expressions, or the negative of those expressions, may identify forward-looking statements. Such forward-looking statements are based on management’s reasonable current assumptions, expectations, plans and forecasts regarding the Company’s current or future results and future business and economic conditions more generally. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results, levels of activity, performance or achievement of the Company to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management’s expectations. Therefore, you should not rely on any of these forward-looking statements as predictors of future events.

Additional information identifying such factors is contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and other reports and documents the Company files with the Securities and Exchange Commission.

The Company undertakes no obligation to update any forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are or were made, and the Company does not intend to update or otherwise revise the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events, except as required by law.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibits are being filed herewith:

Exhibit No.	Exhibit
4.1	Eleventh Supplemental Indenture, dated January 21, 2021, between Avon Products, Inc., as Issuer, and Deutsche Bank Trust Company Americas, as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2021

AVON PRODUCTS, INC.

By:	/s/ Ginny Edwards
	Name:	Ginny Edwards
	Title:	Vice President, General Counsel and Corporate Secretary